                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                    ---------------------------------------

          THIS GUARANTOR SECURITY AND PLEDGE AGREEMENT ("AGREEMENT") dated as of September 30, 1997, is entered into by and among WMT Acquisition Corp., a California corporation ("WMT"), Savoir Technology Group, Inc., a Delaware corporation ("STG"), Star Management Services, Inc., a Delaware corporation ("SMS"), Inet Systems, Inc., a Texas corporation ("INET"), Star Data International, a company organized under the laws of the Virgin Islands ("SDI"), Sirius Investments, Inc., a Nevada corporation ("SII"), and Star Data Systems, Inc., a Texas corporation ("SDS") (WMT, STG, SMS, INET, SDI, SII, SDS and any Additional Grantor under and as defined in Section 36 below are referred to herein individually from time to time as "GRANTOR" and collectively as the "GRANTORS"), and Canpartners Investments IV, LLC as agent (in such capacity, the "AGENT") for the Holders under (and as defined in) the Note Purchase Agreement (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Note Purchase Agreement.

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Grantors, Western Micro Technology, Inc., a California corporation (the "Issuer"), the Purchasers referred to therein, and the Agent have entered into a Note Purchase Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), pursuant to which, the Purchasers have agreed to purchase $15,700,000 in aggregate principal amount of the Issuer's 13.5% Second Priority Senior Secured Notes due 2000 (the "NOTES");

          WHEREAS, each of the Grantors has entered into the Note Purchase Agreement, pursuant to which, among other things, each Grantor unconditionally guaranteed the prompt and complete payment and performance of the Issuer's Obligations under the Notes and the Note Documents, as more fully set forth in the Note Purchase Agreement;

          WHEREAS, each Grantor has entered into that certain Contribution Agreement of even date herewith (the "CONTRIBUTION AGREEMENT") in connection with the transactions contemplated by the Note Purchase Agreement;

          WHEREAS, pursuant to the Note Purchase Agreement, the Issuer has entered into that certain Issuer Security and Pledge Agreement of even date herewith (the "ISSUER SECURITY AND PLEDGE AGREEMENT");

          WHEREAS, it is a condition precedent to the purchase of the Notes by the Purchasers under the Note Purchase Agreement that the Grantors shall have executed and delivered this Agreement.
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          NOW, THEREFORE, in consideration of the premises set forth herein and of the purchase of the Notes by the Purchasers or any other Holder, or any of them, the Grantors hereby agree with the Agent, for its benefit and the ratable benefit of the Holders, as follows:

          SECTION 1. Grant of Security. Each Grantor hereby pledges to the
                     -----------------
Agent, for its benefit and the ratable benefit of the Holders, and hereby grants to the Agent, for its benefit and the ratable benefit of the Holders, a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising and however and wherever arising or located (collectively, the "COLLATERAL"):

     (a) EQUIPMENT: All of such Grantor's equipment of every description, including, without limitation, all machinery, manufacturing, distribution, selling, data processing and office equipment, computers (including mainframe processors and remote terminals), assembly systems, tools, tooling, molds, jigs, dies, fixtures, appliances, furniture, furnishings, fork lifts, vehicles, trucks, trailers, semi-trailers, rolling stock, vessels, aircraft, aircraft engines, trade fixtures and related products constituting equipment, together with any and all accessions, parts and equipment attached thereto or used in connection therewith, and any substitutions therefor and replacements thereof (all of the foregoing being the "EQUIPMENT");

     (b) INVENTORY: All of such Grantor's inventory in all of its forms, including, without limitation, (i) all goods, merchandise and other personal property, finished or unfinished, furnished or to be furnished under any contract of service, rental contract, lease or purchase order or intended for sale or lease, including, without limitation, rental equipment, tools, toolings, vehicles, trucks, trailers and semi-trailers, together with any and all accessions, parts and inventory attached thereto or used in connection therewith, and related products which constitute inventory, and all consigned goods, (ii) all raw materials, mobile goods, work in process, parts, components, assemblies, finished goods, and materials and supplies of any kind, nature or description used or consumed in such Grantor's businesses or in connection with the manufacture, production, packing, shipping, advertising, finishing, leasing or sale of the foregoing, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iv) all goods which are returned to or repossessed by such Grantor; in each case wherever located and whether in the possession of such Grantor, a bailee, a consignee, a lessee or any other Person for sale, lease, storage, transit, processing, use or otherwise, and any and all documents for or relating to any of the foregoing (all of the foregoing being the "INVENTORY");

     (c) ACCOUNTS: All of such Grantor's accounts, contract rights, chattel paper, instruments, documents, deposit and other bank accounts, book debts and other rights to payment of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and whether or not earned by performance, including, without limitation, (i) any of the foregoing which are not evidenced by instruments or

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investment property, (ii) reserves and credit balances for any account receivable or account debtor, (iii) all intercompany receivables, and all other intercompany obligations, and any security documents executed in connection therewith, (iv) all proceeds of any letters of credit or insurance policies on which such Grantor is named as beneficiary, (v) all collateral supporting any account receivable or account debtor, (vi) all claims against third parties for advances or other financial accommodations or any other obligations whatsoever owing to such Grantor, and (vii) all rights in and to all security agreements, leases, rental contracts, acquisition agreements, contracts of service, contracts of sale, distribution agreements, purchase orders, guaranties, employment agreements, instruments, covenants not to compete, securities, documents of title and other contracts securing, evidencing, supporting or otherwise relating to any of the foregoing, together with all rights in any goods, merchandise or Inventory which any of the foregoing may represent, and all rights in returned or repossessed goods, merchandise or Inventory which any of the same may represent, including, without limitation, any rights to rescission, replevin, reclamation, and stoppage in transit (all of the foregoing being the "Accounts", and any and all such security agreements, employment agreements, acquisition agreements, leases, rental contracts, contracts of service, contracts of sale, distribution agreements, purchase order, guaranties, instruments and documents of title and other contracts being the "RELATED CONTRACTS");

     (d) GENERAL INTANGIBLES: All of such Grantor's general intangibles, rights, interests, choses in action, causes of action, claims and other intangible property, of every kind and nature (other than Accounts), including, without limitation, (i) all corporate and other business books and records, (ii) all loans, royalties, and other obligations receivable (other than Accounts),
(iii) all intellectual property, and all embodiments thereof, and rights thereto, including, without limitation, all trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, patents, patent applications, trade names, rights of use of any name, labels, fictitious names, inventions, designs, trade secrets, technical knowledge and processes, technical specifications, computer programs, software (including proprietary software), printouts and other computer materials, goodwill, registrations, copyrights, copyright applications, permits, licenses (including formal or informal licensing arrangements which are permitted to be assigned or pledged), franchises, blueprints, customer lists, credit files, correspondence, and advertising materials, and all of such Grantor's rights to use the patents, trademarks, service marks, or other property of the aforesaid nature of other Persons now or hereafter licensed to such Grantor, (iv) all customer and supplier contracts, firm sale orders, rights under license and franchise agreements, rights under tax sharing agreements, and other contracts and contract rights, (v) all interests in partnerships, limited liability companies, joint ventures and other unincorporated Persons, (vi) all tax refunds and tax refund claims, (vii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property, (viii) all deposit accounts (general or special) with any bank or other financial institution and all certificates of deposit, (ix) all credits with and other claims against third parties (including carriers and shippers), (x) all rights to indemnification, (xi) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts, (xii) all proceeds of, or claims for unearned premiums with respect

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to, insurance of which such Grantor is beneficiary, (xiii) all letters of credit, guaranties, Liens, security interests and other security held by or granted to such Grantor, (xiv) certificates of title and (xv) all other general intangibles (all of the foregoing being the "GENERAL INTANGIBLES");

          (e)   CHATTEL PAPER, INSTRUMENTS, DOCUMENTS AND INVESTMENT PROPERTY:
All of such Grantor's chattel paper, instruments, documents and investment property, including, without limitation:

          (i) all service agreements, employment agreements, acquisition agreements, contracts of sale, distribution agreements, covenants not to compete, contracts of service and other contracts with respect to computer systems and related products, equipment and software and all rights thereunder, including, without limitation, (A) all rights of such Grantor to receive moneys due or to become due thereunder or pursuant thereto, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (C) all claims of such Grantor for damages arising out of breach of or any default thereunder and (D) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights, remedies or options thereunder;

          (ii) the shares of the capital stock of each Subsidiary of such Grantor, now or at any time or times hereafter owned by such Grantor, and the certificates representing the shares of such capital stock (as identified on Exhibit A attached hereto and made a part hereof), all
                   ---------
     options and warrants for the purchase of shares of the stock of each of such Subsidiaries now or hereafter held in the name of such Grantor (all of said capital stock, options and warrants and all capital stock held in the name of such Grantor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "PLEDGED STOCK"), herewith delivered to the Agent accompanied by acknowledgments of such Subsidiaries in the form of Exhibit B attached hereto and made a part
                                      ---------
     hereof (the "ACKNOWLEDGMENTS") and stock powers in the form of Exhibit C
                                                                    ---------
     attached hereto and made a part hereof (the "POWERS") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock, and all other products and proceeds of the foregoing;

          (iii) all additional shares of stock of any Subsidiary of such Grantor from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock), and all dividends, cash, instruments, equity securities, financial assets and other interests which are, or are of a type, dealt in or traded on financial markets, or which are recognized in any way as a medium for investment, whether certificated or uncertificated, any property held by a financial or securities intermediary for such Grantor, securities accounts to which any of the foregoing are credited and warrants, options, puts and calls, and other rights or securities entitlements from time to time

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

     received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, and all other products and proceeds of the foregoing;

          (iv) the promissory notes, intercompany notes and other instruments identified on Exhibit A (the "PLEDGED NOTES"), and all products and
                   ---------
     proceeds of the Pledged Notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes;

          (v) all additional promissory notes, instruments, bonds or debt securities, issued by any Person from time to time issued to, or held by, such Grantor in any manner (any such additional promissory notes or instruments shall constitute part of the Pledged Notes) and all products and proceeds of any such additional promissory notes and instruments, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such additional promissory notes or instruments (the property described in clauses (e)(ii)
                                                                ---------------
     through (e)(v) of this Section 1 is collectively referred to as the
             ------         ---------
     "PLEDGED COLLATERAL"); and

          (vi) all bills of lading, warehouse receipts and other documents of title;

          (f) OTHER PROPERTY: All of such Grantor's property or interests in property which now may be owned or hereafter may come into the possession, custody or control of the Agent or any Holder, or any agent or affiliate of the Agent or any Holder, in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of such Grantor in respect of any and all (i) drafts and letters of credit, (ii) interest rate and currency exchange agreements, including, without limitation, cap, collar, floor, forward and similar agreements and interest rate protection agreements,
     (iii) cash, money and cash equivalents and (iv) proceeds of loans, advances and other financial accommodations, including, without limitation, loans, advances and other financial accommodations made or extended under the Note Purchase Agreement; and all other personal property of such Grantor (all of the foregoing being the "OTHER PROPERTY"); and

          (g) All accessions, additions and repairs to, substitutions, documents, ledger sheets and files for, and replacements, proceeds (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1), products,
                        -----------         ---         ----------
     rents and profits of any of the foregoing Collateral. Proceeds hereunder shall include (i) all payments under (or claims for payment under) insurance (whether or not the Agent is the loss payee thereof) or any indemnity, warranty, guaranty or condemnation or requisition payments payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral or any proceeds thereof, (ii) whatever is now or hereafter received by such Grantor upon the sale, lease, exchange, assignment, licensing, collection or other disposition of, or realization upon any item of Collateral, whether such proceeds constitute inventory, accounts,

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

accounts receivable, general intangibles, instruments, securities or investment property (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases, deposit accounts, money, tax refund claims, contract rights, goods or equipment, (iii) any such items which are now or hereafter acquired by such Grantor with any proceeds of its Collateral hereunder and (iv) cash and cash equivalents.

provided, however, that except with respect to the provisions of this Section 1,
--------  -------
the foregoing grant of a security interest shall be deemed not to grant a security interest in any of the property described below (such property being hereinafter referred to as property subject to a "SECURITY INTEREST RESTRICTION" and all other property being hereinafter referred to as "SECURITY PROPERTY"):

               any property described on Exhibit G hereto, if, but only to the extent that (x) the terms and provisions of a written agreement, document or instrument in effect on the Closing Date prohibit the granting of a security interest or condition the granting of a security interest on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein; (y) the terms and provisions of a written agreement, document or instrument entered into after the Closing Date (or any amendment to any agreement described in clause (x) above entered into after the Closing Date) prohibit the granting of a security interest or condition the granting of a security interest on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest, provided that (i) the requirement of
                                           --------
          such prohibition or condition has not been initiated by an Obligor and has been agreed or consented to by the Obligor in the ordinary course of its business and such prohibition or condition is believed by the Obligor in good faith to be reasonably necessary for the Obligor to obtain the benefits of the agreement, document or instrument entered into by the Obligor in order to conduct its normal business operations and (ii) the Obligor has used its best efforts to have such prohibition or condition eliminated or to obtain such consent; or (z) applicable law either prohibits the granting of a security interest therein or provides for the involuntary forfeiture of the property in the event a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided,
                                                                --------
          however that with respect to clauses (x), (y) and (z) above, if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party or Governmental Authority .is obtained by the Agent prior to the foreclosure or

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

          exercising its other rights or remedies hereunder, so that any involuntary forfeiture of the property is thereby avoided; provided,
                                                                     --------
          further, that the property which is the subject of the lien granted to
          -------
          IBM pursuant to the IBM Facility shall not be deemed to be subject to a Security Interest Restriction; provided, further, that (A) the
                                           --------  -------
          foregoing grant of a security interest shall be deemed to include all other Security Property that becomes free from a Security Interest Restriction after the date of this Agreement and any other Security Property that is acquired after the date of this Agreement that is not subject to a Security Interest Restriction permitted herein, and (B) in the event of the termination of elimination of any Security Interest Restriction to the extent sufficient to permit any Security Property to become Collateral hereunder, such Security Property shall be deemed to be assigned and pledged to the Agent and shall be included as Collateral hereunder.

          SECTION 2. Security for Obligations. This Agreement secures, with
                     ------------------------
respect to each Grantor, and the Collateral of such Grantor is collateral security for, the prompt and complete payment of all of the Obligations of such Grantor, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising, and however acquired (all such obligations of any Grantor, including, without limitation, the Obligations of any Grantor, being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures, with respect to such Grantor, and the Collateral of such Grantor is collateral security for, the payment of all amounts which constitute part of the Secured Obligations of such Grantor and would be owed by such Grantor to the Agent or any Holder but for the fact that they are unenforceable or not allowable due to the occurrence of an Insolvency Event or any similar proceeding involving such Grantor.

          SECTION 3. Grantors Remain Liable.  Anything herein to the contrary
                     ----------------------
notwithstanding, (a) each Grantor shall remain liable under its respective contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under its respective contracts and agreements included in the Collateral, and (c) neither the Agent nor any Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Holder be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. Delivery of Pledged Collateral. Within thirty (30) days
                     ------------------------------
after the end of each calendar quarter, each Grantor shall deliver to the Agent, for the benefit of the Holders, all certificates or instruments representing or evidencing the Pledged Collateral acquired by such Grantor during such calendar quarter, and such Pledged Collateral shall be held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by

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

delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and, in the case of Pledged Stock of Subsidiaries of the Grantors formed or acquired after the date hereof, an Acknowledgment executed by such Subsidiary, all in form and substance satisfactory to the Agent. If, during any such calendar quarter, (a) any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any of the Subsidiaries which have issued Pledged Stock, or any option included within the Pledged Collateral is exercised, or both, or (b) any subscription warrant(s) or any other right(s) or option(s) shall be issued in connection with the Pledged Collateral, then all new, substituted and additional shares, warrants, rights, options and other securities issued by reason of any of the foregoing shall be delivered to the Agent within thirty (30) days after the end of such calendar quarter and shall be held by the Agent under the terms of this Agreement and shall constitute Pledged Collateral hereunder; provided, however,
                                                             --------  -------
that nothing contained in this Section 4 shall be deemed to permit any stock
                               ---------
dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any of the Obligors which is not expressly permitted in the Note Purchase Agreement; provided, further, however, that any Grantor's failure to so deliver such
--------  -------  -------
property to the Agent shall in no way affect the Lien granted thereon as herein provided.

          SECTION 5. Subsequent Changes Affecting Pledged Collateral. Each
                     -----------------------------------------------
Grantor represents and warrants that it has made its own arrangements for keeping itself informed of changes and potential changes affecting its Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization and other exchanges, tender offers and voting rights), and each Grantor agrees that neither the Agent nor any Holder shall have any obligation to inform any Grantor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Agent may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the Lien hereunder. In addition, the Agent may at any time after the occurrence and during the continuance of an Event of Default exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 6. Representations and Warranties. Each Grantor represents and
                     ------------------------------
warrants as follows:

          (a) The correct corporate name and federal tax identification number of such Grantor on the date hereof is set forth on Exhibit D attached hereto and
                                                   ---------
made a part hereof. Except as set forth on Exhibit D for the jurisdictions
                                           ---------
specified with respect thereto, such Grantor has no other corporate, trade or fictitious name and has not, during the immediately preceding five (5) years, been known by or used any other corporate, trade or fictitious name.

          (b) The principal place of business and chief executive office of such Grantor are located at the address specified on Exhibit E attached hereto
                                                     ---------
and made a part hereof. All
records concerning the Accounts are located at the same address specified on Exhibit E for such Grantor. All records concerning the Related Contracts and all
---------
originals of all chattel paper are located at the same address specified on Exhibit E for such Grantor or at the addresses specified as addresses of such
---------
Grantor on Exhibit F attached hereto and made a part hereof.
           ---------

          (c) All of such Grantor's Inventory and Equipment is located at the places specified on Exhibit F. If any location of its Inventory or Equipment is
                    ---------
subject to a lease, sublease, mortgage or similar instrument, the name and address of each lessor, sublessor and/or mortgagee (other than such Grantor) is set forth on Exhibit F. The legal name and address of each bailee, processor,
             ---------
warehouseman, consignee, carrier and shipper or other Person (other than a Lessee) in possession of any of such Grantor's Inventory or Equipment (each such Person being a "BAILEE") on the date hereof is set forth on Exhibit F, together
                                                            ---------
with the address of the location where such Inventory or Equipment is or may be held. Except as otherwise indicated on Exhibit F, no Person (other than a Lessee
                                       ---------
or a Person identified on Exhibit F as being a consignee) in possession of any
                          ---------
of such Grantor's Inventory or Equipment conducts a business at the location of such Inventory or Equipment other than a business in the nature of warehousing or transporting goods for others. In the event that any of such Grantor's Inventory or Equipment is in the possession of a Bailee, none of the receipts, instruments or documents received and to be received by such Grantor from any Bailee state that the Inventory or Equipment covered thereby is to be delivered to bearer or to the order of a named person or to a named person and such named person's assigns.

          (d) The amount represented by such Grantor from time to time to the Agent as the amount owing by each account debtor or by all account debtors in respect of any Accounts will, at such time, be the correct amount actually and unconditionally owing by such account debtor(s) thereunder to the best of such Grantor's knowledge (except to the extent, if any, that such account debtor(s) may be entitled to normal trade discounts, adjustments, returns and allowances). None of the Accounts is evidenced by a promissory note or other instrument, except for promissory notes and instruments delivered to the Agent pursuant to this Agreement.

          (e) Such Grantor is the sole legal and beneficial owner of its Pledged Collateral (including, without limitation, the percentage of the issued and outstanding capital stock of each of its Subsidiaries which is set forth opposite the name of such Subsidiary on Exhibit A), free and clear of any Lien
                                        ---------
except for (i) Liens of the Agent, for the benefit of the Holders, under the Note Documents, and (ii) Permitted Liens under the Note Purchase Agreement.

          (f) All of the Pledged Stock has been duly authorized, validly issued and is fully paid and non-assessable. The Pledged Notes have been duly authorized and executed by the respective issuers thereof and constitute the legal, valid and binding obligations of such respective issuers.

          (g) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          (h) Each Grantor has the right to vote, pledge and grant a security interest in or otherwise transfer its Pledged Collateral free of any Liens except for (i) Liens of the Agent, for the benefit of the Holders, under the Note Documents, and (ii) Permitted Liens.

          (i) The Powers are duly executed and give the Agent the authority they purport to confer.

          (j) The Acknowledgments have been duly authorized, executed and delivered by the applicable Subsidiary of Grantor.

          (k) The Pledged Stock constitutes, as of the date hereof, all of the shares of capital stock and voting securities of each Subsidiary of each Grantor that are not subject to a Security Interest Restriction. The Pledged Notes constitute the only promissory notes of any Person in favor of the respective Grantor as of the date hereof.

          (l) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X.

          (m) No consent, authorization, permit, notice or filing is required
(i) in connection with the execution, delivery or performance of this Agreement by such Grantor, (ii) for the creation, perfection or maintenance of the security interest or the Liens created hereby (including the maintenance of the first priority nature of such Lien, except with respect to the property subject to liens created, or hereafter created, under that certain Inventory and Working Capital Financing Agreement dated December 1, 1996 between IBM and Grantor, as the same has been heretofore and may be hereafter amended, supplemented or modified, and (B) Permitted Liens)), or (iii) for the exercise by the Agent of its rights and remedies hereunder, except (w) those that have been obtained or made, (x) filings necessary to create, perfect or retain the perfection or priority of Liens against such Grantor's Collateral, (y) that certain Subordination and Intercreditor Agreement between and among IBM, the Agent, the Purchasers, Issuer and Grantors of even date herewith and (z) with respect to the Pledged Collateral, as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (n) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived in writing.

          SECTION 7. Further Assurances. (a) Each Grantor agrees that, at its
                     ------------------
own expense, such Grantor will, and will cause each of its Subsidiaries to, promptly execute and deliver all further instruments and documents, and take all further action which may be reasonably necessary or desirable in the opinion of the Agent, in order to (x) perfect and protect any Lien created or purported to be created hereby, (y) enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of such Grantor's Collateral, and (z) cause the execution, delivery and performance of this Agreement to be duly authorized, and each Grantor shall, and shall cause each of its Subsidiaries to, in any event take such action as may be required to maintain the truthfulness and accuracy of the representations and warranties contained in Section 6. Without limiting the generality of the foregoing, each Grantor will: (i) if any Account or other amount payable to any Grantor under or in connection with any of its Collateral shall be or becomes evidenced by any promissory note, chattel paper, letter of credit or other negotiable or non-negotiable instrument, such note, chattel paper, letter of credit or instrument shall, within five (5) days after such Grantor's receipt thereof, be delivered to the Agent duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably determine in its sole discretion to be necessary or desirable, in order to perfect and preserve the Lien created or purported to be created hereby; (iii) execute and deliver to the Agent notices, agreements (including, without limitation, subordination agreements) and other documents which the Agent may reasonably determine in its sole discretion to be necessary or desirable, for the purpose of giving advice of and perfecting the Liens granted to the Agent for its benefit and the ratable benefit of the Holders and establishing the senior priority thereof over such other parties' rights and interests in respect of any of each Grantor's Equipment, Inventory or other Collateral held in the possession of Bailees, lessors, mortgagees or other third parties, and shall use its best efforts to cause such third parties to acknowledge or consent to such notices, agreements and other documents; (iv) within thirty (30) days after the end of each calendar quarter, deliver to the Agent with respect to any item for which a certificate of title has been issued by the California Department of Motor Vehicles during such calendar quarter (other than such certificates subject to Permitted Liens); (v) except with respect to the deliveries made pursuant to Section 7(a)(iv), upon the request of the Agent, after the occurrence and during the continuance of an Event of Default, with respect to any item of Equipment or Inventory of any Grantor, in either case which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the Lien created hereunder on such certificate of title; (vi) upon the request of the Agent, within thirty (30) days after the end of each calendar quarter, deliver to the Agent copies of all such applications or other documents filed pursuant to a request by the Agent under Section 7(a)(v) during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the Lien created hereunder in the items of Equipment or Inventory covered thereby; and (vii) at the Agent's reasonable request, appear in and defend any action or proceeding that may adversely affect that Grantor's title to or the Agent's Lien on all or any material part of the Collateral.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of such Grantor's Collateral without the signature of the respective Grantor where permitted by law. Each Grantor hereby agrees that a photocopy or other reproduction of this Agreement or any financing statement covering its Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor will keep and maintain at its own cost and expense, and will cause each of its Subsidiaries to keep and maintain at their own cost and expense, records of the Collateral in detail, form and scope consistent with good business practice, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If an Event of Default has occurred and is continuing, for the Agent's further security, upon the Agent's request therefor, each Grantor shall, and shall cause each of its Subsidiaries to, deliver copies of, or if reasonably necessary in the opinion of the Agent, turn over originals of, any such records to the Agent or to its representatives.

          (d) Each Grantor will, and will cause each of its Subsidiaries to, furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, and each Grantor agrees that the Agent or its agents may enter upon the premises of such Grantor or any of its Subsidiaries, at the expense, as applicable, of the Grantor or the applicable Subsidiary, during normal business hours and upon reasonable notice, all as often as may be requested, and at any time at all on and after the occurrence of a Default which continues beyond the expiration of any grace or cure period applicable thereto, and which has not otherwise been waived pursuant to the Note Purchase Agreement or cured, for the purposes of (i) inspecting and verifying the Collateral, (ii) inspecting and/or copying (at such Grantor's expense) any and all records pertaining thereto and
(iii) discussing the affairs, finances and business of such Grantor with any officers, employees and directors of such Grantor or with such Grantor's auditors. Upon reasonable notice to such Grantor, the Agent or any of the Agent's officers, employees, agents or auditors shall have the right at any time or times hereafter to verify with account debtors or other obligors of such Grantor the validity and amount or any other matter (including, without limitation, the assertion by account debtors of claims, offsets or counterclaims) with respect to any of the Collateral.

          (e) Each Grantor will, and will cause each of its Subsidiaries to, advise the Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          SECTION 8. Transfers of Collateral. Each Grantor agrees that it will
                     -----------------------
not, nor will it permit any of its Subsidiaries to (a) directly or indirectly, sell, lease, assign, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or any part thereof or interest therein, except as expressly authorized under the Note Purchase Agreement, (b) directly or indirectly create, incur, assume, or suffer to exist any Lien on any of the Pledged Collateral now owned or hereafter acquired except for the Lien under this Agreement and Permitted Liens, or (c) enter into any agreement or understanding that purports to or may restrict or inhibit the Agent's rights or remedies hereunder, including, without limitation, the Agent's right to sell or otherwise dispose of the Pledged Collateral.

          SECTION 9.  Place of Perfection; Name Changes; Records. None of the
                      ------------------------------------------
Grantors shall (a) change its name, identity or structure or adopt or use any trade or fictitious name not specified as a current trade or fictitious name on Exhibit D, or use any existing trade or fictitious name in any jurisdiction not
---------
specified for such name on Exhibit D, (b) change any location of its chief executive office, place of business or place where records concerning its Accounts, Related Contracts and chattel paper are maintained from the locations specified on Exhibit E or Exhibit F or (c) change any location of any Collateral
             ---------    ---------
or jurisdiction where Lessees are located from the locations specified in Exhibit F, unless, in each case, the applicable Grantor shall have given the
---------
Agent at least thirty (30) Business Days' prior written notice of any such change. At least ten (10) Business Days prior to any such change referred to in the preceding sentence, the applicable Grantor shall prepare and deliver to the Agent amended exhibit(s) reflecting such change(s) and execute and deliver to the Agent any financing statements or other documents required by the Agent, all in form and substance reasonably satisfactory to the Agent, and take all other actions required by Section 7.

          SECTION 10. Covenants Regarding Accounts and Related Contracts. (a)
                      --------------------------------------------------
Each Grantor shall, at its expense, perform and observe all of the material terms and provisions of the Related Contracts, service agreements, contracts of sale, distribution agreements, employment agreements, acquisition agreements, rental contracts, leases and chattel paper to be performed or observed by it, maintain the Related Contracts, service agreements, contracts of sale, distribution agreements, employment agreements, acquisition agreements, rental contracts, leases and chattel paper in full force and effect and enforce the Related Contracts in accordance with their terms, except for such Related Contracts, service agreements, employment agreements, acquisition agreements, contracts of sale, distribution agreements, rental contracts, leases and chattel paper with respect to which the aggregate amount payable thereunder is not Material.

          (b) In any suit, proceeding or action brought by the Agent under any account comprising part of the Collateral, the Grantors jointly and severally agree to save, indemnify and keep the Agent and each Holder harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the applicable Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the applicable Grantor, and all such obligations of the applicable Grantor shall be and shall remain enforceable against and only against the applicable Grantor and shall not be enforceable against the Agent or any Holder.

          SECTION 11. Covenants Regarding Equipment and Inventory. (a) If any
                      -------------------------------------------
Equipment or Inventory of any Grantor is in the possession or control of any Bailee or any of such Grantor's agents, such Grantor shall notify such Bailee or agent of the Agent's Lien on such Equipment or Inventory and, upon the Agent's request, direct such Bailee or agent to hold all such Equipment or Inventory for the Agent's account and subject to the Agent's instructions.

          (b) Upon the request of the Agent, each Grantor will promptly deliver to the Agent a schedule, if available, listing all Equipment disposed of by such Grantor, and the book value thereof, in the then-current (or any prior) fiscal year.

          (c) Each Grantor will, upon request of the Agent, submit to the Agent a current listing, if available, of all of such Grantor's Equipment, which listing shall indicate the type, model, serial number and location of such Equipment.

          (d) Each Grantor shall promptly upon the issuance and delivery to the respective Grantor of any negotiable document of title, upon the request of the Agent after the occurrence and during the continuance of an Event of Default, deliver such negotiable document of title to the Agent.

          SECTION 12. Voting Rights. During the term of this Agreement, and
                      -------------
except as provided in the next sentence of this Section 12, each Grantor shall
                                                ----------
have the right to vote its Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Agreement, the Note Purchase Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith, and in a manner that would not have a material adverse effect on the value of the Pledged Stock and the related Pledged Collateral or any part thereof. After the occurrence and during the continuance of an Event of Default, the Agent may, at the Agent's option and following written notice from the Agent to the Grantors, exercise all voting powers pertaining to the Grantors' Pledged Collateral, including the right to take shareholder action by written consent, and the Grantors hereby irrevocably constitute and appoint the Agent as the Grantors' proxy and attorney-in-fact, with full power of substitution, to do so. This proxy shall be irrevocable and shall continue until the termination of this Agreement in accordance with Section 23.
                                                     ----------

          SECTION 13. Dividends and Other Distributions. (a) So long as no Event
                      ---------------------------------
of Default shall have occurred or would result therefrom:

          (i) subject to Section 4 hereof and the provisions of the Note Purchase Agreement, each Grantor shall be entitled to receive, retain and utilize all dividends, interest and principal paid in respect of its Pledged Collateral unless any such dividend, interest or principal is not permitted to be paid under the terms of the Note Purchase Agreement; and

          (ii) the Agent shall execute and deliver (or cause to be executed and delivered) to the respective Grantors all such proxies and other instruments as any such Grantor may reasonably request for the purpose of enabling such Grantor to receive the dividends, interest or principal payments which it is authorized to receive, retain and utilize pursuant to clause (i) above.

          (b) Except as may otherwise be provided in the Note Purchase Agreement, after the occurrence and during the continuance of an Event of Default, or if any of the following would result in an Event of Default if paid to a Grantor:

          (i) all rights of any Grantor to receive dividends, interest and principal payments in respect of the Pledged Collateral shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Agent and the ratable benefit of the Holders, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, interest and principal payments; and

          (ii) all dividends, interest and principal payments which are received by any Grantor contrary to the provisions of clause (i) of this Section 13(b)
                                             ----------         -------------
shall be received in trust for the Agent, for the benefit of the Agent and the ratable benefit of the Holders, shall be segregated from other funds of the respective Grantor and shall be paid over immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsements).

          (c) Except as may otherwise be provided in the Note Purchase Agreement, any and all (i) dividends, interest and principal paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash received, receivable or otherwise distributed in respect of any Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and
(iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Stock, shall in each case be delivered forthwith to the Agent to hold as Pledged Collateral and shall, if received by a Grantor, be received in trust for the Agent, for the benefit of Holders, be segregated from other funds of the respective Grantor, and be paid over immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsements).

          SECTION 14.  Intentionally Omitted.
                       ---------------------

          SECTION 15.  Agent Appointed Attorney-in-Fact. Each Grantor hereby
                       --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, subject to the Agent's authority as provided in the Note Purchase Agreement, including, without limitation:

          (a) after the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any of the Collateral;

          (b) after the occurrence and during the continuance of an Event of Default, to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
                                                ----------

          (c) after the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral;

          (d) after the occurrence and during the continuance of an Event of Default, to discharge any Lien or encumbrance on or against any of the Collateral or bond the same;

          (e)  to give any notices and record any Liens;

          (f) to make any payments or take any acts which the Agent deems reasonably necessary or desirable to protect the Lien of the Agent, for the benefit of the Holders, on the Collateral;

          (g) after the occurrence and during the continuance of an Event of Default, to execute and give receipt for any certificate of ownership or any document or title; and

          (h) after the occurrence and during the continuance of an Event of Default, to transfer title to any item of Collateral.

All Persons dealing with the Agent, or any employee or agent of the Agent acting pursuant hereto, or any substitute attorney-in-fact for the Agent, shall be fully protected in treating the powers and authorities conferred by this Section
                                                                         -------
15 as existing and continuing in full force and effect.  Each Grantor hereby
--
ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable. This power of attorney shall terminate upon the termination of this Agreement pursuant to Section 23.
                           ----------

          SECTION 16. Agent May Perform. If any Grantor fails to perform any
                      -----------------
agreement contained herein, the Agent, after giving prior notice to such Grantor, may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the applicable Grantor to the Agent upon demand by the Agent.

          SECTION 17. The Agent's Rights and Duties. The powers conferred on
                      -----------------------------
the Agent and the Holders hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral. Without limiting the generality of the foregoing sentence, the Agent shall be under no obligation to (a) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, but may do so at its option or (b) take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the applicable Grantor, and shall constitute part of its Obligations secured hereby. Any action taken or omitted to be taken by the Agent in connection with any of the Collateral shall not result in any liability of the Agent to any Grantor unless such action or omission shall be determined by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of the Agent. The Agent may exercise any of its rights and execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its rights and duties hereunder.

          SECTION 18. Remedies. If any Event of Default shall have occurred and
                      --------
be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the Note Purchase Agreement, or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in any relevant jurisdiction at that time (the "UNIFORM COMMERCIAL CODE") (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) without notice, demand or legal process of any kind, all of which each Grantor hereby waives to the extent permitted by applicable law, at any time or times notify the account debtors or obligors under any Accounts, chattel paper, instruments or General Intangibles of the assignment of such Collateral to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the respective Grantors thereunder directly to the Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts, chattel paper, instruments or General Intangibles have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Agent and, upon such notification and at the expense of the respective Grantors, to accelerate or extend the time of payment, compromise, issue credits, or bring suit on such Collateral (in the name of the respective Grantors or the Holders) and otherwise administer and collect such Collateral, in the same manner and to the same extent as the respective Grantors might have done; (ii) without notice, demand or legal process of any kind, all of which each Grantor hereby waives to the extent permitted by applicable law, at any time or times enter any premises where any Collateral may be located and take physical possession of the Collateral and maintain such possession on the premises, at no cost to the Agent, or remove the Collateral or any part thereof, to such other places as the Agent may desire; (iii) without notice, demand or legal process of any kind, all of which each Grantor hereby waives to the extent permitted by applicable law, at any time or times enter any premises where any Collateral may be located and use, manage, operate and control the Collateral thereon and the relevant business and property to preserve the Collateral; exclude any third parties, whether or not claiming under such Grantor, from any such premises and property; complete any unfinished Inventory, make repairs, replacements, alterations, additions and improvements to the Collateral; and, dispose of all or any portion of the Collateral in the ordinary course of business; (iv) require any Grantor to, and each Grantor hereby agrees that it will at its own expense and upon request of the Agent forthwith, assemble all or part of its Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient for both parties, and deliver possession of said Collateral or any part thereof to the Agent; and (v) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels with or without advertisement, at any exchange, broker's board, public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, for future delivery, or otherwise, and upon such other terms as the Agent may deem commercially reasonable. Any repossession, retaking, sale, or other disposition of the Collateral by the Agent shall not operate to release the respective Grantor from its obligations hereunder. The Agent and each Holder may, in its own name or in the name of a designee or nominee, bid for or purchase the Collateral at any public sale and, if permitted by applicable law, buy the Collateral at any private sale. Each purchaser of any or all of the Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever on the part of any Grantor, and each Grantor hereby waives, to the extent permitted by applicable law, all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder. Each Agent agrees that, to the extent notice of sale shall be required by law, the Agent shall provide such notice as is commercially reasonable, which shall not be less than five (5) Business Days' notice to the applicable Grantor(s) of the time and place of any public sale or the time after which any private sale is to be made. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned, provided, however, that
                                                         --------  -------
Agent provides commercially reasonable notice to Grantor of the time and place to which the sale was adjourned. Each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree; provided
                                                                      --------
that such sale was conducted in a commercially reasonable manner.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Agent for its benefit and for the ratable benefit of the Holders against, all or any part of the respective Grantor's Secured Obligations in such order as the Agent shall elect, subject to any provision of the Note Purchase Agreement governing the application of such cash, proceeds, or other realization upon the Collateral. If the proceeds of any sale or other disposition of the Collateral of a Grantor are insufficient to pay all of the Secured Obligations of such Grantor, such Grantor shall be liable for the deficiency, in addition to any fees, expenses or other amounts required to be paid pursuant to the Note Purchase Agreement to collect such deficiency. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all Secured Obligations shall be promptly paid to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) Each Grantor hereby consents to the voluntary dismissal by the Agent of any judicial action, prejudgment or otherwise, brought by the Agent, and each Grantor further consents to the exoneration of any bond that the Agent files in such action.

          SECTION 19. Registration Rights. (a) In the event that the Agent
                      -------------------
determines, after the occurrence and during the continuance of an Event of Default, to exercise its right to sell the Pledged Stock pursuant to Section 18,
                                                                     ----------
each Grantor shall, upon the request of the Agent, at each Grantor's expense:

          (i) execute and deliver, and cause each issuer of Pledged Stock and its respective officers and directors to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, the applicable Grantor or its or their counsel, advisable to register the applicable Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT") and to exercise its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, the applicable Grantor or its or their counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use its reasonable efforts to qualify its Pledged Collateral under state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of its Pledged Collateral, as requested by the Agent;

          (iii) cause any Subsidiary which has issued Pledged Collateral (or any of them) to make available to the holders of its securities, as soon as practicable, earnings statements which will satisfy the provisions of
     Section 11(a) of the Securities Act; and

          (iv) do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of its Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantors will reimburse the Agent for all expenses incurred by the Agent, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. Upon or at any time after the occurrence and during the continuance of an Event of Default, if the Agent determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then the Grantors agree that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale. In so doing, the Agent may restrict the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution, and the Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in so purchasing the Pledged Collateral. If the Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Grantor or the issuer of the Pledged Collateral would agree to do so.

          (b)    In addition to a private sale as provided above in Section
                                                                    -------
19(a), if any of the Pledged Collateral shall not be freely distributable to the
-----
public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 19, then the Agent shall not
                                           ----------
be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the pertinent issuer of Pledged Collateral and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code as in effect in the State of California or any other relevant jurisdiction and other laws affecting the enforcement of creditors' rights and the Securities Act and all applicable state securities laws.

          SECTION 20.  Waivers. Each Grantor waives presentment and demand for
                       -------
payment of any of the Obligations, protest and notice of dishonor or Event of Default with respect to any of the Obligations and all other notices to which any Grantor might otherwise be entitled, except as otherwise expressly provided herein or in the Note Purchase Agreement.

          SECTION 21.  Amendments, Etc. No amendment or waiver of any provision
                       ---------------
of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Holders (or by the Agent on their behalf), except as otherwise provided in the Note Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 22.  Notices, Etc. All notices and other communications
                       ------------
provided for hereunder shall be given in the manner and to the addresses set forth in the Note Purchase Agreement, except that any notice provided by any Grantor to the Agent hereunder shall be effective only upon receipt thereof by the Agent.

          SECTION 23.  Continuing Lien; Assignments under Note Purchase
                       ------------------------------------------------
Agreement; Termination; Payments Set Aside. This Agreement shall create a
------------------------------------------
continuing Lien on the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon each Grantor, its successors and permitted assigns (which shall include, without limitation, such Grantor's receivers, trustees or debtors-in-possession), and
(iii) inure to the benefit of, and be enforceable by, the Agent, the Holders and their respective successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (iii), any Holder may assign or otherwise
                                ------------
transfer all or any portion of its rights and obligations under the Note Purchase Agreement in accordance with the terms thereof and any Note held by it (subject to the terms of the Note Purchase Agreement), to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise. None of the Grantors shall assign this Agreement, or any rights or obligations hereunder, without the prior written consent of the Agent and the Holders. Upon the payment in full of the Secured Obligations, the Lien granted hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor. At such time, the Agent shall, at the request and expense of the Grantors, reassign and redeliver to the respective Grantor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms of this Agreement. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral, and shall be at the expense of the respective Grantor. To the extent that any Grantor makes a payment or payments to the Agent or any Holder, or the Agent or the Holders enforce their Liens or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

          SECTION 24.  Survival of Representations and Warranties.  Each Grantor
                       ------------------------------------------
covenants, warrants, and represents to the Agent and the Holders that all representations and warranties of such Grantor contained in this Agreement shall be true at the time of such Grantor's execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described in the Note Purchase Agreement and the other Note Documents and shall continue in effect until all of the Secured Obligations shall have been paid in full and the Note Purchase Agreement has been terminated.

          SECTION 25.  GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
                       -------------
ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

          SECTION 26.  SUBMISSION TO JURISDICTION. ALL DISPUTES AMONG THE
                       --------------------------
GRANTORS AND THE HOLDERS (OR THE AGENT ACTING ON THEIR BEHALF), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT, ON BEHALF OF
                               --------  -------
THE HOLDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTORS OR THEIR RESPECTIVE PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH OF THE GRANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY COLLECTION PROCEEDING BROUGHT BY THE AGENT. EACH OF THE GRANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          SECTION 27.  INTENTIONALLY OMITTED.

          SECTION 28.  JURY TRIAL. THE GRANTORS, THE AGENT AND THE PURCHASERS
                       ----------
EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

          SECTION 29.  LIMITATION OF LIABILITY. NONE OF THE AGENT OR THE HOLDERS
                       -----------------------
SHALL HAVE ANY LIABILITY TO THE GRANTORS (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE GRANTORS OR THEIR RESPECTIVE SUBSIDIARIES, AND EACH OF THE GRANTORS HEREBY WAIVES AND RELEASES ANY CLAIMS, IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR ANY SUCH HOLDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, BREACH OF CONTRACT OR KNOWING OR GROSSLY NEGLIGENT VIOLATIONS OF APPLICABLE REQUIREMENTS OF LAW. EACH OF THE GRANTORS AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY OF THE AGENT OR ANY HOLDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF, OR IN ANY WAY IN CONNECTION WITH, THE OBLIGATIONS OR ANY OTHER MATTERS GOVERNED BY THIS AGREEMENT OR THE OTHER NOTE DOCUMENTS.

          SECTION 30.  Severability. In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

          SECTION 31.  Protection of Collateral. The Agent shall have the right
                       ------------------------
(but shall not be obligated) to make payments and take actions it deems reasonably necessary to protect its Lien on the Collateral. The Grantors shall reimburse the Agent for all such payments made, and expenses incurred with respect to such actions taken, by the Agent, which amounts and expenses shall be secured under this Agreement, and the Grantors shall be bound by any such payment made or action taken by the Agent.

          SECTION 32.  No Waiver; Remedies. No failure on the part of any Holder
                       -------------------
or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided in the Note Purchase Agreement, any other Note Document, in equity, or by law.

          SECTION 33.  Marshalling; Recourse to Security. None of the Holders or
                       ---------------------------------
the Agent shall be under any obligation to marshall any assets in favor of any Grantor or any other party or against or in payment of any or all of the Secured Obligations. Recourse to security shall not be required at any time.

          SECTION 34.  Construction. (a) The parties acknowledge that each party
                       ------------
and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

          (b) The words "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section and exhibit references are to this Agreement and to its attachments unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise
                                                 ---- -----
specified.

          (d) Unless otherwise defined herein or in the Note Purchase Agreement, terms used in Article 9 of the Uniform Commercial Code in effect in the State of California are used herein as therein defined.

          SECTION 35.  Headings. Section headings in this Agreement are included
                       --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 36.  Additional Grantors. The initial Grantors hereunder shall
                       -------------------
be WMT, STG, SMS, INET, SDI, SII, and SDS. From time to time after the date hereof, additional Subsidiaries of the Obligors may become Guarantors under the Note Purchase Agreement in accordance with Section 6.17 of the Note Purchase Agreement. Such additional Subsidiaries (each, an "ADDITIONAL GRANTOR") shall become a party to this Guarantor Security and Pledge Agreement by executing a counterpart of this Agreement. Upon delivery of any such counterpart to the Agent, notice of which is hereby waived by the other Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereof. Each Additional Grantor shall deliver at the time of delivery of such counterpart additional schedules hereto, and deliver or cause to be delivered such Pledged Collateral, Acknowledgments and Powers, which are necessary to make its representations and warranties made herein true and correct, together with any other documents which the Agent may reasonably request. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Agent or the Holders not to cause any Subsidiary of any Obligor to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          SECTION 37.  Execution in Counterparts; Effectiveness. This Agreement
                       ----------------------------------------
and any waiver or amendment hereto may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent pursuant to the provisions of the Note Purchase Agreement and of this Agreement concerning notices.


                                   *   *  *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GRANTORS:
---------

WMT Acquisition Corp.,                  SAVOIR TECHNOLOGY GROUP, INC.,
a California corporation,               a Delaware corporation,

By:  /s/ James W. Dorst                 By:  /s/ James W. Dorst
    ------------------------------          ------------------------------
     James W. Dorst                          James W. Dorst
     Chief Financial Officer                 Chief Financial Of


STAR MANAGEMENT SERVICES, INC.,         INET SYSTEMS, INC.,
a Delaware corporation,                 a Texas corporation,


By:  /s/ Carlton Joseph Mertens II      By:  /s/ Carlton Joseph Mertens II
     -----------------------------           -----------------------------
     Carlton Joseph Mertens II               Carlton Joseph Mertens II
     President                               President

STAR DATA INTERNATIONAL,                STAR DATA SYSTEMS, INC.,
a company organized under the laws      a Texas corporation
of the virgin Islands

By:  /s/ Carlton Joseph Mertens II      By:  /s/ Carlton Joseph Mertens II
     -----------------------------           -----------------------------
     Carlton Joseph Mertens II               Carlton Joseph Mertens II
     President                               President


SIRIUS INVESTMENTS, INC.,               AGENT:
a Nevada corporation                    -----

                                        CANPARTNERS INVESTMENTS IV, LLC,
By:  /s/ Carlton Joseph Mertens II      a California limited liability company,
     -----------------------------
     Carlton Joseph Mertens II          as Agent
     President

                                        By: /s/ Scott A. Imbach
                                            ----------------------------
                                            Scott A. Imbach
                                            Attorney-In-Fact

                             SIGNATURE PAGE 1 OF 1

                                   EXHIBIT A
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997


                              Pledged Collateral
                              ------------------

GRANTOR
-------

WMT Acquisition Corp.

Pledged Stock Certificates:  None.
--------------------------

Pledged Notes:  None.
-------------



GRANTOR
-------

Savoir Technology Group, Inc.

Pledged Stock Certificates:  None.
--------------------------

Pledged Notes:  None.
-------------



GRANTOR
-------

Star Management Services, Inc.

Pledged Stock Certificates:  Sirius Investments, Inc.
--------------------------

     Percentage of Issued and Outstanding Capital Stock Owned by the Pledgor:
     100%

     Shares of Capital Stock Owned by Pledgor Subject to Pledge:  3,000

Pledged Notes:  None.
-------------

GRANTOR
-------

Sirius Investments, Inc.

Pledged Stock Certificates:  Star Data Systems, Inc.
--------------------------

     Percentage of Issued and Outstanding Capital Stock Owned by the Pledgor:
     100%

     Shares of Capital Stock Owned by Pledgor Subject to Pledge:  3,000

Pledged Notes:  None.
-------------



GRANTOR
-------

Star Data Systems, Inc.

Pledged Stock Certificates:  INET Systems, Inc.
--------------------------

     Percentage of Issued and Outstanding Capital Stock Owned by the Pledgor:
     100%

     Shares of Capital Stock Owned by Pledgor Subject to Pledge:  1,000

Pledged Stock Certificates:  Star Data International, Inc.
--------------------------

     Percentage of Issued and Outstanding Capital Stock Owned by the Pledgor:
     100%

     Shares of Capital Stock Owned by Pledgor Subject to Pledge:  1,000

Pledged Notes:  None.
-------------



GRANTOR
-------

INET Systems, Inc.

Pledged Stock Certificates:  None.
--------------------------

Pledged Notes:  None.
-------------

GRANTOR
-------

Star Data International, Inc.

Pledged Stock Certificates:  None.
--------------------------

Pledged Notes:  None
-------------

                                   EXHIBIT B
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997

                            Form of Acknowledgment
                            ----------------------


                                ACKNOWLEDGMENT

          The undersigned hereby acknowledges receipt of a copy of the foregoing Guarantor Security and Pledge Agreement, agrees promptly to note on its books and records the Liens granted under such Guarantor Security and Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Guarantor Security and Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Agent or its nominee or the exercise of voting rights by the Agent.


                              [NAME OF ISSUER OF PLEDGED STOCK]


                                   By:  _______________________
                                        Name:
                                        Title:

                                   EXHIBIT C
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997

                              Form of Stock Power
                              -------------------


                                  STOCK POWER

          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ______________________________ all of its right, title and interest in and to ______________ shares of the capital stock of _______________, a ______________ corporation, represented by Certificate No. ______ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _____________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock and for that purpose to make and execute all necessary acts of assignment and transfer thereof.


Dated: _____________

                                        [NAME OF GRANTOR]


                                        By:  ________________________
                                             Name:
                                             Title:

                                   EXHIBIT D
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997

           Corporate or Fictitious Names; Tax Identification Number
           --------------------------------------------------------


WMT ACQUISITION CORP.
---------------------

Exact Corporate Name:  WMT Acquisition Corp.

Tax Identification Number:  94-2414428

Other Corporate,
Trade or Fictitious Names               Jurisdictions Used
-------------------------               ------------------

None.


SAVOIR TECHNOLOGY GROUP, INC.
-----------------------------

Exact Corporate Name:  Savoir Technology Group, Inc.

Tax Identification Number:  94-2414428

Other Corporate,
Trade or Fictitious Names               Jurisdictions Used
-------------------------               ------------------

None.


STAR MANAGEMENT SERVICES, INC.
------------------------------

Exact Corporate Name:  Star Management Services, Inc.

Tax Identification Number:  74-2651903

Other Corporate,
Trade or Fictitious Names               Jurisdictions Used
-------------------------               ------------------

None.

INET SYSTEMS, INC.
------------------

Exact Corporate Name:  INET Systems, Inc.

Tax Identification Number:  74-2759019

Other Corporate,
Trade or Fictitious Names      Jurisdictions Used
-------------------------      ------------------

None.


STAR DATA INTERNATIONAL, INC.
----------------------------

Exact Corporate Name:  Star Data International, Inc.

Tax Identification Number:  66-0508277

Other Corporate,
Trade or Fictitious Names      Jurisdictions Used
-------------------------      ------------------

None.


SIRIUS INVESTMENTS, INC.
-----------------------

Exact Corporate Name:  Sirius Investments, Inc.

Tax Identification Number:  74-2651905

Other Corporate,
Trade or Fictitious Names      Jurisdictions Used
-------------------------      ------------------

None.


STAR DATA SYSTEMS, INC.
----------------------

Exact Corporate Name:  Star Data Systems, Inc.

Tax Identification Number:  74-2136583

Other Corporate,
Trade or Fictitious Names      Jurisdictions Used
-------------------------      ------------------

None.

                                   EXHIBIT E
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997

             Address Where Records Concerning Accounts Are Located
             -----------------------------------------------------
                        and Principal Place of Business
                        -------------------------------

WMT ACQUISITION CORP.
--------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     254 E. Hacienda Avenue
     Campbell, CA 95008


     Other Addresses
     ---------------

     None.

SAVOIR TECHNOLOGY GROUP, INC.
----------------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     254 E. Hacienda Avenue
     Campbell, CA 95008


     Other Addresses
     ---------------

     None.

STAR MANAGEMENT SERVICES, INC.
-----------------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     888 Isom Road
     San Antonio, TX 78216


     Other Addresses
     ---------------

     None.

INET SYSTEMS, INC.
-----------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     888 Isom Road
     San Antonio, TX 78216


     Other Addresses
     ---------------

     None.


STAR DATA INTERNATIONAL, INC.
----------------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     5144 Droinningens Gade
     Suite 300
     Charlotte Amalie
     St. Thomas, Virgin Islands  00802


     Other Addresses
     ---------------

     None.



SIRIUS INVESTMENTS, INC.
-----------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     888 Isom Road
     San Antonio, TX 78216


     Other Addresses
     ---------------

     None.

STAR DATA SYSTEMS, INC.
----------------------

     Chief Executive Office and Principal Place of Business
     ------------------------------------------------------

     888 Isom Road
     San Antonio, TX 78216


     Other Addresses
     ---------------

     None.

                                   EXHIBIT F
                                      to
                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                        dated as of September 30, 1997

                     Locations of Inventory and Equipment
                     ------------------------------------


WMT ACQUISITION CORP.
--------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

          None.

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.

SAVOIR TECHNOLOGY GROUP, INC.
----------------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

          None.

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.



STAR MANAGEMENT SERVICES, INC.
-----------------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

          None.

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.

INET SYSTEMS, INC.
-----------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

          None.

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.

STAR DATA INTERNATIONAL, INC.
----------------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

                                             Name and Address of Lessor,
                                             Sublessor, Lessee, Sublessee
Address                                      and/or Mortgagee, if any
-------                                      ------------------------

     5144 Droinningens Gade                  None; address for Foreign Sales
     Suite 300                               Corporation purposes only
     Charlotte Amalie
     St. Thomas, Virgin Islands 00802

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.

SIRIUS INVESTMENTS, INC.
-----------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

          None.

     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None.

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.



STAR DATA SYSTEMS, INC.
----------------------

     Locations Owned or Leased by the Grantor
     ----------------------------------------

                                             Name and Address of Lessor,
                                             Sublessor, Lessee, Sublessee
Address                                      and/or Mortgagee, if any
-------                                      ------------------------

888 Isom Road                                Maribal Properties, Inc.
San Antonio, TX 78216                        861 Isom Road
                                             San Antonio, TX 78216

12029 Warfield Road                          Byco, Inc.
San Antonio, TX 78216                        1031 E. Nakoma, #102
                                             San Antonio, TX 78216


     Jurisdictions where Lessees are Located
     ---------------------------------------

          None.

     Bailees
     -------

          None

     Names and Mailing Address of Bailees/
     -------------------------------------
     Address where Bailee Holds Collateral
     -------------------------------------

          None.

                                   EXHIBIT G
                                      to

                    GUARANTOR SECURITY AND PLEDGE AGREEMENT
                           dated as september 30, 1997

              Property Subject to a Security Interest Restriction
              ---------------------------------------------------

All Grantors: None.